United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) December 20, 2004

INTERWEST MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	2-82655	75-1864474
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Arlington Heights Professional Office Building
3221 Hulen Street, Suite C, Ft. Worth, Texas 76107-6193
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (817)731-2743

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signature
Stock Incentive Plan

Item 2.01.	Completion of Acquisition or Disposition of Assets.

See Item 8.01 below.

Item 8.01.	Other Events.

On December 20, 2004 Reche Canyon Convalescent Center, Inc., a wholly owned subsidiary of InterWest Medical Corporation adopted the Reche Canyon Convalescent Center Management Stock Incentive Plan.

Item 9.01.	Financial Statements and Exhibits.

The Reche Canyon Convalescent Center Management Stock Incentive Plan is attached hereto as Exhibit “A”.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterWest Medical Corporation

By	/s/ Arch B. Gilbert Arch B. Gilbert, President

Date: December 20, 2004.